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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of Earliest Event Reported): May 21, 2004

                           CIB MARINE BANCSHARES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    WISCONSIN
                 (State or Other Jurisdiction of Incorporation)

       000-24149                                        37-1203599
(Commission File Number)                     (IRS Employer Identification No.)

    N27 W24025 PAUL COURT, PEWAUKEE, WISCONSIN                53072
     (Address of Principal Executive Offices)              (Zip Code)

                                 (262) 695-6010
              (Registrant's Telephone Number, Including Area Code)



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Item 5.      Other Events.

         Incorporated by reference is a Notice to Shareholders issued by the registrant on May 21, 2004, filed concurrently herewith as Exhibit 99, announcing the date, time and place of a Shareholder Informational Meeting to be held for the purpose of discussing regulatory issues, strategic initiatives and other related matters.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CIB MARINE BANCSHARES, INC.

Dated:   May 21, 2004              By:      /s/ Donald J. Straka
                                            ----------------------------------
                                            Donald J. Straka,
                                            Senior Vice President, Chief Legal
                                            Officer, Secretary



                                  EXHIBIT INDEX


Exhibit Number     Description of Exhibit       Location
--------------     ----------------------       --------

99                 Letter to Shareholders       Filed electronically herewith.
                   dated May 21, 2004